EXHIBIT 10.4


                                    AGREEMENT


                                     BETWEEN


                   PAKISTAN TELECOMMUNICATION COMPANY LIMITED

                                       AND

             M/S FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., USA
                                       FOR

                               THE TERMINATION OF

                 ADDITIONAL INTERNATIONAL INCOMING VOICE TRAFFIC

                                FROM USA & EUROPE

                TO PAKISTAN THROUGH VOICE OVER INTERNET PROTOCOL

                                     (VoIP)

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PAKISTAN

                                Table of Contents


1.  DEFINITIONS .............................................................  2

2.  THE AGREEMENT DOCUMENTS .................................................  4

3.  ENTIRE AGREEMENT ........................................................  4

4.  DURATION OF AGREEMENT ...................................................  5

5.  SERVICE COMMENCEMENT DATE ...............................................  5

6.  OBLIGATIONS OF THE CONTRACTOR ...........................................  5

7.  APPROVAL OF EQUIPMENT ................................................... 10

9.  TECHNICAL ARRANGEMENTS WITH PTCL NETWORK ................................ 10

10.   REPORTING OBLIGATIONS OF CONTRACTOR ................................... 11

14.   CURRENCY OF PAYMENT ................................................... 16

15.   SUBCONTRACTORS ........................................................ 16

16.     REVIEW .............................................................. 16

17.   FORCE MAJEURE ......................................................... 17

18.   TERMINATION ........................................................... 18

19.   OBLIGATION AT TERMINATION ............................................. 21

20.   CONTRACTOR TO COMPLY WITH APPLICABLE LAW .............................. 21

21.   FAIRNESS AND GOOD FAITH ............................................... 22

22.   SETTLEMENT OF DISPUTES & ARBITRATION .................................. 23

23.   CONFIDENTIALITY ....................................................... 23

24.   INDEMNITIES ........................................................... 24

25.   AFFIRMATION ........................................................... 24

26.   APPLICABLE LAWS ....................................................... 25

27.   RULES OF CONSTRUCTION ................................................. 25

28.   NOTICES ............................................................... 26

29.   ADDITIONAL TERMS ...................................................... 26

TOPPING UP/DOWN PROCEDURE.................................................  36


SCHEDULES
---------

Schedule-I              IP Telephony Solutions Analysis
Schedule-II             Platform Connectivity Topology Diagram
Schedule-III            Diagram of Annual International Incoming Minutes and
Schedule-IV             Accounting and Method of Settlement
Schedule-V              List of Incumbent Carriers in USA and Europe
Schedule-VI             Programme of Commitments (Milestone)



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PAKISTAN

                                    AGREEMENT
                                    ---------

This Agreement is made in duplicate and is deemed to be executed at Islamabad on this 20 Day of May 2002.

                                     Between


Pakistan Telecommunication Company Ltd., a public limited company incorporated under the Companies Ordinance 1984, with its registered office at PTCL headquarters, G-8/4, Islamabad (hereinafter referred to as "PTCL" which expression shall, where the context so permits, be deemed to mean and include its successors-in-interest and assigns), through its duly authorised representative, OF THE ONE PART

                                       And

M/s Fusion Telecommunications International, Inc. USA with its registered office at 420 Lexington Avenue, Suite 518, New York, New York 10170, USA (hereinafter referred to as the "Contractor" which expression shall, where the context so permits, be deemed to mean and include its successors-in-interest and assigns), through its duly authorised representative, OF THE OTHER PART

WHEREAS PTCL has the exclusive right under the Pakistan Telecommunication (Re-organisation) Act, 1996 to provide Basic Telephone Services in Pakistan until 31 December 2002 and PTCL is not barred from executing and performing this Agreement under the License;

AND WHEREAS PTCL proposes on non- exclusive basis to arrange for the termination of (illegal) additional incoming international Traffic, focusing on channellising illegal traffic, from non-Incumbent Carriers through Voice over IP
(VoIP) from USA & Europe into Pakistan;

WHEREAS it is agreed that the Contractor, in consideration of PTCL authorising the Contractor to procure and install the VoIP Platform to terminate international voice traffic at the rates and on the terms of this Agreement, will procure and install at entirely its own cost and expense for and on behalf of PTCL (at no additional cost to PTCL) appropriate equipment and facilities as per specifications mentioned in respective Clauses of this Agreement at premises and at points controlled by PTCL so as to

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enable VoIP traffic to terminate in Pakistan  through VoIP gateway at Rawalpindi to be connected with PTCL's respective transit exchange from the USA & Europe.

AND WHEREAS the Contractor has agreed with PTCL that the VoIP Platform installed at Rawalpindi by the Contractor shall be owned and operated by PTCL on the terms and conditions hereinafter appearing.

NOW THEREFORE in consideration  of the mutual covenants  hereinafter set out and
for  good  and  valuable   consideration,   the  adequacy  of  which  is  hereby
acknowledged, the Parties have agreed as under:

1.     DEFINITIONS

       Unless the context otherwise requires, the following terms, wherever used in this Agreement, shall have the following meanings:

       (a) "Act" means the Pakistan Telecommunication (Re-organisation) Act, 1996 (Act No. XVII of 1996).

       (b)    "Applicable   Law"  means  the  law  of  Pakistan   including  any
              instruments having the force of law in Pakistan;

       (c) "Agreement" means this Agreement between PTCL and the Contractor along with the other documents forming part of this Agreement as described in Clause 2 hereof;

       (d) "Basic Telephone Service" means "basic telephone service" as defined in the Act;

       (e) "Securitization Agreement" means the agreement between PTCL and LaSalle National Bank, Chicago dated 14.8.1997 pursuant to which certain receivables of PTCL are securitized;

       (f) "VoIP" or "Voice over IP" means the transmission of voice sent over the packet switched data communication protocol set of TCP/IP;

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       (g)    "Customer"  means a person in the USA  and/or  Europe  who makes a call or fax to Pakistan and such call or fax is routed through the VoIP Platform in accordance with this Agreement;

       (h) "License" means the license issued by PTA to PTCL and any amendments thereto;

       (i) "Party" means PTCL or the Contractor, as the case may be, and "Parties" means both of them;

       (j) "VoIP Platform" means the equipment, hardware/ software to be installed at PTCL premises at Rawalpindi and connected at the level of transit exchange by the Contractor for and on behalf of PTCL to enable international incoming calls to be terminated on any fixed line or mobile subscribers, through PTCL Network, anywhere in Pakistan (using VoIP technology);

       (k) "US Settlement Rate" means 50% of Total Accounting Rate (TAR), in US cents per minute, agreed between Incumbent Carriers and PTCL for termination of international traffic in Pakistan;

       (l) "PTA" means the Pakistan Telecommunication Authority established under the Act;

       (m) "Services" means the work to be performed by and the services to be undertaken by the Contractor pursuant to this Agreement;

       (n) "Service Commencement Date" means the date on which VoIP traffic will start being terminated on the VoIP Platform in accordance with this Agreement.

       (o)    "Effective Date" means June 15th 2002.

       (p) "Legal Traffic" means total incoming international voice/fax traffic passing through PTCL's international gateway exchanges and terminated on any type of telephone subscribers through PTCL network of transit and local exchanges;

       (q) "Illegal Traffic" means international incoming voice/fax traffic using VoIP or any other technology terminating on any type of telephony network, bypassing PTCL's international gateway exchanges through various means including leaky PABX (excluding VoIP traffic under this Agreement) and/or any other bypass mechanism using VoIP or any other technology;

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       (r)    "Day"  means a Day on which  banks  are open for  business  in USA and/or Pakistan, as may be relevant. This definition relates only to payment obligations under this Agreement.

       (s) "Terminated Minutes," means the total incoming international voice/fax traffic terminated at PTCL's transit exchange at Rawalpindi routed through the VoIP Platform. For avoidance of doubt, Terminated Minutes shall not include incoming international voice/fax traffic, the duration of which is less than 6 (six) seconds;

       (t) "Incumbent Carriers" means such foreign carriers of USA & Europe with whom PTCL has bilateral agreements or arrangements for direct international traffic "as listed in Schedule V";

       (u) "Designated Account" means the bank account to be notified by PTCL to the Contractor on or before the Service Commencement Date or from time to time thereafter, in which the Contractor shall make payments.

       (v) "Statement of Qualification (SoQ)": means the statement in the format specified in the Proposal Form comprising benchmarks and requirements for eligibility of the party to enter into an agreement with PTCL for termination of additional incoming international traffic through VoIP.

       (w) "USA" shall mean and include the United States of America and all other countries bearing Country Code,"+1"

       (x)    "CDR" shall mean Call Data Record.

       Other terms not defined in this Section will have the same meaning as defined in the Act and, if not defined in the Act, as generally understood in the telecommunication industry.

2.     THE AGREEMENT DOCUMENTS

       The following documents form an integral and substantive part of this Agreement and, in the event of any inconsistencies between them; the order of precedence shall (unless expressly stated to the contrary) be as follows:

       (a)    Preamble and Recitals to this Agreement;

       (b)    Main body of this Agreement; and

       (c)    Schedules to this Agreement.

       (d)    Statement of Qualification

3.     ENTIRE AGREEMENT

       This Agreement constitutes the entire agreement with respect to the subject matter hereof and hereby cancels and supersedes any and/ or all previous or

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       contemporaneous  agreements,  representations or understandings,  whether oral or written between the Parties pertaining to the subject matter hereof. This Agreement shall not be modified or amended except by an agreement in writing signed by the Parties.

4.     DURATION OF AGREEMENT

       This Agreement shall come into effect on the Effective Date and shall remain valid initially for a term of one (1) year, subject to extension at the option of Contractor for an additional one (1) year. If, following the exercise by the Contractor of its option to extend the Agreement for an additional one (1) year, either Party desires extension in the term of this Agreement, it shall give the other a notice to this effect 90 days in advance prior to termination date of the agreement. If the Parties do not agree to any extension as aforesaid, the term of this Agreement shall expire on the first anniversary of the Effective Date if the Contractor has not elected to extend the Agreement by an additional one (1) year or if the Contractor has so elected (by written notice to PTCL such notice to be served not less than sixty days prior to the expiry of the first anniversary of the Effective Date).

5.     SERVICE COMMENCEMENT DATE

       The Contractor agrees that the Service Commencement Date shall be a date not later than sixty (60) Days after the Effective Date, or any other date, which PTCL may agree to in writing prior to the expiry of such 60 (sixty) Days period subject to clause 13 of this Agreement. The Contractor undertakes and agrees that by the Service Commencement Date the VoIP Platform shall be fully functional so as to enable Customers to make international calls to Pakistan using VoIP technology through the VoIP Platform in the manner and on the terms contemplated by this Agreement.

6.     OBLIGATIONS OF THE CONTRACTOR

       The Contractor shall be responsible for the design, supply and installation of the VoIP Platform in accordance with and subject to the terms of this Agreement. The Contractor shall on or before the Service Commencement Date provide PTCL the invoice of the equipment to be installed in VoIP Platform. In addition to this obligation the Contractor agrees to use its best efforts to ensure that Customers are made aware of the option to connect to Pakistan through the VoIP Platform and for such purpose the Contractor agrees to ensure that


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       appropriate  marketing  takes place of this  option and that  competitive prices are charged to Customers so as to ensure the development of an appropriate market and so as to facilitate the substitution of Illegal Traffic.

       6.1    Standard of Performance

              The Contractor shall perform the Services and carry out its obligations under this Agreement with all due diligence, efficiency and economy, in accordance with generally accepted techniques and practices used in the sector and shall observe sound management practices. The Contractor shall always, in respect of any matter relating to the installation of the VoIP Platform, act as faithful contractors to PTCL, and shall at all times support and safeguard PTCL's legitimate interests, as reasonably determined by PTCL.

       6.2    VoIP Equipment

              (a) All the equipment and other items to be installed at VoIP Platform should be brand new, of the latest model available, chassis based with embedded processor, expandable, A-law compatible, having ITU SS7 (ISUP) signaling capability, supporting voice/fax through dynamic universal port, ANI authentication, IVR for trouble announcement and number proscriptions. Moreover, the VoIP Platform should be capable of passing on call progress signals, providing billing information and network management capabilities as per Schedule I. For avoidance of doubt, Contractor shall not install in the VoIP Platform such equipment having quality and specifications inferior to those mentioned in the Agreement.

              (b) All equipment, hardware, software and other items to be installed for the VoIP Platform shall be in accordance with and as laid down in PTCL specifications approved in writing by PTCL. PTCL will provide reasonable assistance to the Contractor in obtaining any required approval, if necessary, from PTA prior to its installation. The Contractor is required to provide detailed list for all the equipment (to be installed and used in VoIP Platform) including the quantities, origin, model number, existing certifications and contact names of the manufacturer/supplier along with relevant literature so that the approval thereof can be processed expeditiously. Contractor will not install any unapproved equipment to interface with PTCL network under any circumstances and will be entirely


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                     responsible  for all costs incurred if any equipment is not approved by the PTCL prior to installation.

              (c)    Performance Criteria for VoIP Equipment

                     Listed below are some of the key features of the VoIP Platform that will need to be verified prior to the approval of the equipment. These items are provided as an indicative list only and the final approval of the equipment and its acceptance for interface with the PTCL network may be based on additional items in the discretion of PTCL:

                     (i) The major modules of the system, e.g. hard disks, CPU, main memory etc. shall be duplicated;

                     (ii) The system shall be highly reliable and the configuration of the system shall be such that the stored data is not lost in any case due to faults in the system. This will need to be demonstrated under different kinds of failure scenarios;

                     (iii) The system shall have fully redundant back up to cope with the malfunctioning of any part of the VoIP Platform. It shall have redundant processing units, subscriber database, storage, administrative processors, switching network, alarming devices / systems etc.

       6.3    The Services

              (a) The Contractor agrees to design, install, test and commission at entirely its own cost and expense the VoIP Platform at Rawalpindi in PTCL premises as may be mutually agreed by the Parties in writing. Once the VoIP Platform is tested and commissioned into service, the Contractor agrees that the VoIP Platform shall be handed over to PTCL at no cost. For avoidance of doubt it is clarified that after the equipment is handed over to PTCL, the Contractor shall not under any circumstances or for any reason claim return of the equipment, its cost, damages etc, if the Agreement expires or is earlier terminated under the terms hereof.

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              (b)    The Contractor hereby represents and warrants that the VoIP
                     Platform shall be free from all material defects and shall be capable of terminating international calls from the USA and Europe within the performance parameters contemplated by this Agreement. Without prejudice to the generality of the foregoing, the Contractor agrees that the VoIP Platform when used shall meet the performance criteria set forth in
                     Section 6.2(c) hereto. The VoIP Platform shall generate data that presents a complete and accurate picture of usage of VoIP Platform for termination of international calls. In the event that there is any defect or fault in the VoIP Platform during the term of this Agreement, the Contractor agrees to promptly remedy such defects (including spare parts) at its own cost and expense. The Contractor shall use its best endeavors to ensure that any defect or fault in the VoIP Platform shall be fully remedied within 3 (three) Days of such defects or fault arising.

              (C) In order for PTCL to make, the required facilities available to accommodate the VoIP Platform, the Contractor shall submit to PTCL details of its requirements in the form of a site preparation plan within 7 (seven) Days of the Effective Date. PTCL shall within 7 (seven) Days thereafter approve such plan or suggest changes therein. In the event PTCL does not communicate its decision as aforesaid,  the  site  preparation  plan  submitted  by the
                     Contractor shall be deemed acceptable, provided however that, the Contractor shall have at least 45 (forty five) Days before the anticipated Service Commencement Date to implement such plan. The site preparation plan will consist of details of requirements for floor space, electrical connectivity, air-conditioning etc. If PTCL in its sole discretion prepares a final plan, the Contractor will be required to install the VoIP Platform in accordance with this final plan. In any event PTCL shall supply free of charge industry standard co-location space to the Contractor (As per Schedule VI).

              (d) While PTCL will provide all available assistance, the Contractor is completely responsible for performing its own due diligence regarding the PTCL network for interfacing the VoIP Platform to the PSTN.

              (e) PTCL and the Contractor will jointly prepare analysis for the traffic requirements and the consequent sizing of the connectivity requirements of the Contractor for each of the VoIP Platform. The Contractor will

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                     provide ample notice to PTCL for the interface requirements for the VoIP Platform such that the final decision between the Parties in respect of the same is reached at least 45
                     (forty  five)  Days  prior  to  the   anticipated   Service
                     Commencement Date. Similar arrangements shall apply after the Service Commencement Date if the demand for use of the VoIP service expands and consequently greater connectivity is required.

              (f) The Contractor will market the VoIP service in USA and Europe at its own cost, expense and responsibility.

              (g) The Contractor will be responsible for technically establishing the new links from USA/EUROPE to VoIP Platform in Pakistan and between the VoIP Platform and PTCL's PSTN network including the cost of all hardware/software and shall be responsible for providing at its own cost appropriate training for the PTCL staff to ensure that there is a smooth and effective interface between the VoIP Platform and the PTCL Digital Transit Exchange (DTE). PTCL will be responsible for one-half of the cost of connectivity (or for the Pakistan half circuit in the case of IPLC) between USA/"Europe" and Pakistan which may be, by option of Contractor, by (1) PTCL IP IPL between 60 Hudson Street, New York and Pakistan, (2) IPLC on fiber
                     (SeMeWe3/FLAG, etc. and onward fiber), or (3) IPLC on satellite, and in any of these cases PTCL will provide at its expense all IP connectivity between cable head or earth station in Pakistan and Contractor's POP in Rawalpindi.

              (h) The Contractor shall terminate only traffic from USA and Europe through the VoIP Platform. Contractor hereby agrees to terminate 3 to 5 million minutes per month per location through the VoIP Platform focusing on capturing of Illegal Traffic. In consideration of the Contractor terminating traffic under this Agreement, fixed terminations rate of US$ 0.19 (US cents nineteen only) per minute will be applicable till the revision of the US carrier settlement rates (bilateral carrier rate). Subsequent termination benchmark rate would be revised as provided for in Section
                     12.6 of this Agreement.

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7.     APPROVAL OF EQUIPMENT

       PTCL will not unreasonably delay processing of a request for approval of the equipment to be used in the VoIP Platform from the Contractor. PTCL shall not unreasonably withhold approval of such equipment for use in the Services and will inform the Contractor of the reasons for not approving any such equipment. Any approval provided by PTCL shall not in any way impact on or derogate from the obligation on the Contractor to obtain all approvals required under the laws of Pakistan in respect of the such equipment and the installation thereof including any Type Approvals required from the PTA. The Contractor shall submit to PTCL details of the equipment to be used in the VoIP Platform within 7 (seven) Days of the Effective Date. PTCL shall within 7 (seven) Days thereafter approve such equipment or suggest changes therein. In the event PTCL does not communicate its decision as aforesaid, the details of such equipment submitted by the Contractor shall be deemed acceptable, provided, however, that the Contractor shall have at least 45 (forty five) Days before the anticipated Service Commencement Date to implement the same.

8.     ACCESS TO THE VOIP PLATFORM

       The number of circuits to be provided by PTCL will be based on the size of the VoIP Platform and the traffic analysis and will be mutually agreed between PTCL and the Contractor. PTCL will provide the Contractor access to the VoIP Platform within 60 (sixty) Days of the Effective Date and in case PTCL is not able to provide such access within this stipulated time, the Service Commencement Date will be extended accordingly.

9.     TECHNICAL ARRANGEMENTS WITH PTCL NETWORK

       9.1 PTCL will provide the VoIP Platform, an interconnection at the El level on the Rawalpindi transit exchange as shown diagrammatically in Schedule II. No special routing requests from the Contractor will be entertained by PTCL.

       9.2 PTCL and the Contractor will mutually agree to prepare demand analysis for the projected traffic and the consequent sizing of the connectivity requirements of the Contractor for the VoIP Platform in Rawalpindi. This exercise will be conducted at least once a year but may be conducted earlier or more frequently on mutual agreement. PTCL will fully cooperate

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              with the  Contractor in finalizing  the  connectivity  requirement schedule and will not unreasonably delay such an arrangement.

       9.3 PTCL will co-operate with the Contractor and will furnish the Contractor with all relevant information and data concerning PTCL, which PTCL and the Contractor mutually agree as appropriate for determining the compatibility of interfacing its equipment with the PTCL network.

10.    REPORTING OBLIGATIONS OF CONTRACTOR

       The Contractor shall submit to PTCL CDRs generated in a platform installed in USA and Europe on a fortnightly basis. CDRs for the first fortnight of a given month shall be submitted on or before the 21st of such month, and the CDRs for the second fortnight in the given month shall be submitted on or before the 7th of the following month. CDRs submitted as aforesaid will include number of calls and recorded Terminated Minutes on a per originating and destination basis, and shall be in the following format:

       -------------------------------------------------------------------------
        Date      A-Tel*    B-Tel    Start    End Time    End Date   Duration
                                     Time
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
        * Note: Country Code will be a part of A-Tel.

11.    BILLING & PAYMENT The Contractor shall:

       i. Keep accurate and systematic accounts and records in respect of revenues generated from sale of VoIP service to Customers in accordance with internationally accepted accounting principles. For avoidance of doubt it is clarified that CDRs will be generated on per second basis, however, will be charged on the basis of cumulative minutes. (e.g. if the total number of cumulative seconds in a billing period is 106,800,261, then the total number of minutes to be billed at the Termination Rate will be 1,780,004 minutes).

       ii     (a)    Submit CDRs generated in a platform installed in USA/Europe to PTCL under Clause 10 above. Such CDRs will be compared with records created in the PTCL transit exchanges. PTCL will generate bills based on figures at PTCL transit exchanges. However, the CDRs supplied by the

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                     Contractor  must be in a format  readable  by PTCL  billing centers. Subject to provisions of sub clause (b) below, in case of any variation between the Contractor's CDRs and the
                     figures    generated   through   CDRs   of   PTCL   transit
                     exchanges/VoIP   Platform,  the  PTCL  CDRs  figures  shall
                     (subject to paragraphs (b) and (c) below) be considered as final and conclusive for the purpose of billing under this "Agreement". Amount so determined and billed shall be binding on the Contractor.

              (b) In case of any discrepancy in CDR's reconciliation (where PTCL CDR shows more minutes terminated than the Contractor's CDR) up to 0.75% or less of the relevant CDR, the Contractor shall not make the same a basis for dispute and shall pay the same. However, the contractor will be given due opportunity to highlight any discrepancy in PTCL's CDR for correction and if, such discrepancy is accepted by the PTCL the contractor shall be entitled for the credit. In case, the discrepancy exceeds the afore said figure of 0.75 %, the Contractor shall pay the undisputed amount and the parties will resort to mutual negotiations, reconciliation and settlement for the disputed amount.

              (c) If the settlement is not arrived at amicably within four weeks, the dispute may be resolved through the dispute resolution mechanisms provided in this agreement or as may otherwise be agreed between the parties.

       iii. be billed fortnightly for the number of minutes multiplied by the agreed rate which is US$ 0.19 (US cents nineteen) per minute at present. The bill will be e-mailed/faxed to the Contractor or its designated agent, which shall be the valid document for the purpose of payments. However, for the purposes of record and fulfillment of other contractual requirements, the hard copies of such invoices shall later on be provided to the contractor by the PTCL.

       iv. solely be responsible for the payment within seven days of the "confirmed" issuance/transmission of the invoice through e-mail/fax. The date and time for the payment shall be calculated from the date of issuance/transmission of such invoices. For avoidance of any doubt it is hereby clarified that only the date of credit of payment into the "Designated Account" shall be considered as payment receipt date.

       v. solely be responsible for the suspension of service at the discretion of the PTCL for such period of time till the payment is not made within stipulated

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PAKISTAN

              period of time. PTCL shall have the right to terminate the "Agreement" if the service is suspended due to non-payment.

12.    CHARGES AND DEPOSITS

       12.1   Proposal Security

              To determine its seriousness in the project,  an amount of Rs. 5.0
              (M)  (rupees  five  million  only)  or   US$.84,000   (US  Dollars
              Eighty-four   Thousand   only)  per  site  in  the  shape  of  pay
              order/demand draft issued by any Pakistani scheduled Banks as proposal security was deposited by the contractor with the Pakistan Telecommunication Company Limited (PTCL). This proposal security will be refunded to the Contractor after the receipt of full amount of rolling advance. Failure to deposit rolling advance within the stipulated period of time so explained in Clause 11 of the "Agreement" shall result in the forfeiture of the proposal security without any notice.

       12.2   Rolling Advance for Billing

              12.2.1 The  Contractor  shall  within  15  (fifteen)  days  of the
                     Effective Date of the "Agreement" deposit and maintain in the "Designated Account" a cash rolling advance to secure amounts due from the Contractor under this Agreement in respect of calls terminating through use of the VoIP Platform. The Rolling Advance shall be based on the PTCL's billing estimate for 30 (Thirty) Days following the Service Commencement Date and the minimum amount of the rolling advance (regardless of actual billing) shall be based on 3 (three) million Terminated Minutes per month per site. In case the Terminated Minutes per month increase above 3 (three) million, the rolling advance shall be increased PRO RATA. The rolling advance will be topped up in accordance with the procedure laid down in clause-12 of the "Agreement" and the amount of rolling advance shall be maintained by the contractor until the termination of the "Agreement" and thereafter till the full and final settlement of its amounts due to PTCL. In the event there are no amounts due to PTCL from the Contractor, the balance of the rolling advance shall be refunded. No interest, profit or other return shall accrue on the rolling advance to the Contractor. Whenever traffic exceeds three million minutes in a calendar month, PTCL will issue the notice to the contactor for topping up the rolling advance, and the Contractor shall within 7 (seven) Days top up the rolling advance. In case Contractor fails to top up the rolling advance, PTCL may at its sole discretion and without prior notice to the Contractor terminate this Agreement without prejudice to

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PAKISTAN

                     any other interest or claim that may have accrued in favour of PTCL or to which PTCL may in the future be entitled to under this Agreement.

              12.2.2 If  as  a  direct  consequence  of  any  act,  omission  or violation committed by the Contractor in connection with the provision of the Services (as reasonably demonstrated by PTCL), the non-VoIP traffic of PTCL from either USA or Europe decreases as set forth in Schedule-III hereto, other than as a result of migration of some percentage of Contractor's existing traffic on the VoIP platform, then the Contractor will, in addition to being liable to pay PTCL in accordance with the terms of this Agreement for the VoIP traffic routed through the VoIP Platform, become liable to pay compensation to PTCL as calculated and set forth in Schedule IV. The maximum compensation claimed by PTCl shall not be more than the total number of minutes that have been terminated by the Contractor for that period. PTCL will gave no more that 30 days after the end of the billing cycle to make such claim. All such claims by PTCL will be made in writing after the end of thirty (30) days of the billing cycle shall be invalid. The Contractor shall however render all possible assistance, cooperation and support to PTCL to identify parties responsible for terminating voice traffic bypassing PTCL's International Gateways.

       12.3 The Contractor shall be liable to pay PTCL for each Terminated Minute of an incoming call routed through the VoIP Platform. Regardless of the total number of incoming calls routed through VoIP Platform, the Contractor will make a minimum guaranteed payment to PTCL based on 3 (three) million incoming Terminated Minutes of VoIP Platform per month per site, unless it has been precluded from passing the minimum number of minutes due to Force Majeure. Keeping in view initial traffic built-up process, the minimum 3 (three) million Terminated Minutes per month per site will be averaged over a period of 3 (three) months. However, the Rolling Advance will increase to cover the difference of 3 (three) million Terminated Minutes and actual traffic for that month. For example if the traffic for a month is only 1 (one) million Terminated Minutes the Rolling Advance will be topped up by an amount equal to 2 (two) Million Terminated Minutes multiplied by US$ 0.19 (US cents nineteen) US$ 380,000. However the payment for first 3 (three) months will be for a minimum of 9 (nine) Million Terminated Minutes.

       12.4 The Contractor shall make all due payments under this Agreement (as per relevant Clauses/Schedules) in PTCL's Designated account, which will not be subject to any deductions, counter-claims or set-off.

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PAKISTAN

       12.5 PTCL reserves the right at any time to require the Contractor to provide an additional security deposit, or irrevocable standby letter of credit or other form of security acceptable to PTCL, in case of the Contractor's unsatisfactory financial condition, payment history or credit check is or becomes unacceptable to PTCL. In all such cases, the Contractor will be given 15 (fifteen) Days notice to remedy the situation to the satisfaction of PTCL. "If the contractor does not agree with the demand of PTCL then either party has the right to terminate the contract effective immediately. Unused balance of the rolling advance after making necessary adjustments will be returned to the contractor within thirty (30) days of termination of the contract."

       12.6 The rates set forth in this Agreement in respect of per minute charges for incoming calls shall be locked-in until revision of US carrier settlement rate (bilateral carrier rate). However, these shall not be more than US$ 0.19 (US cents nineteen) per minute and shall be reviewed at least biannually on 1st January and 1st July every year in the light of bilateral settlement accounting rates to ensure that the rate remains 15% below settlement rate i.e. US Settlement Rate minus15% of that.

13     PROGRAMME OF COMMITMENTS (MILESTONES)

       13.1 Notwithstanding any thing contained in the Agreement, the commitments for the commencement of service shall be carried out in accordance with the programme of commitments (Milestones) as stipulated in Schedule VI.

       13.2 If, after the Date of execution of the Agreement, either party shall have been delayed or impeded by any act or omission of the said party or any circumstances beyond the reasonable control of that party, in that event the subsequent milestones shall be extended by the period of such delay.

       13.3 Notwithstanding 13.2, if PTCL does not stay within the timetable for its tasks as set forth in the attached Milestone Schedule VI, then at the request of Contractor, the Rolling Advance on deposit with PTCL and the equipment shall, within five (5) days after such request, be returned to Contractor and the Agreement shall stand terminated if the overall delay is more than four weeks, otherwise, if the overall delay is equal to or less than four weeks, then PTCL will pay interest on the Rolling Advance to Contractor at the rate of LIBOR (as measured on the first day of delay) plus 2% per annum for the total number of days of delay.

PAKISTAN

       13.4 Notwithstanding any thing contained in the Agreement other than clause 13.2, if the Contractor fails to complete the commitments by the completion Dates in accordance with the Schedule VI, the PTCL shall have the right to terminate the Agreement by returning the Rolling Deposit to Contractor and retaining the equipment by PTCL, provided that the delay is more than four weeks.

14.    CURRENCY OF PAYMENT

       All payments by the Contractor under this Agreement except Proposal Security shall be made to the Designated Account in US Dollars.

15.    SUBCONTRACTORS

       15.1 The Contractor shall not engage any subcontractor in Pakistan for the performance of any of the Services without the prior written approval of PTCL including the terms of such engagement. The Contractor shall provide to PTCL such details as PTCL may request. The Contractor may not terminate or amend terms of the approved subcontractor without prior written approval of PTCL.

       15.2 The appointment of any subcontractor shall not relieve the Contractor from any liability or obligation under this Agreement.

16.         REVIEW

       16.1 Either Party may seek to amend this Agreement by serving on the other a review notice if:

              (a) the License is materially modified (whether by amendment or replacement) to the extent that such modification or replacement directly or indirectly affects the provision of the Services; or

              (b)    a  material   change  occurs  in  the  law  or  regulations
                     (including codes of practice whether or not having the force of law) governing telecommunications in Pakistan; or

              (c) a material change (including enforcement action by any regulatory authority) occurs which affects or reasonably could be expected to affect the commercial or technical basis of this Agreement.

       16.2 A review notice shall set out in reasonable details the issues to be discussed between the Parties.

PAKISTAN

       16.3 On the service of a review notice, the Parties shall forthwith negotiate in good faith, the matters to be resolved with a view to agreeing the relevant amendments to this Agreement.

       16.4 If the Parties fail to reach agreement on the subject matter of a review notice within 3 (three) months from the date of service of such review notice, either Party may at its option after the expiry of the aforementioned 3 (three) month period terminate this Agreement without any further obligation or liability.

       16.5 If either Party is required by applicable law or regulation to modify or discontinue the Services or any part thereof then either Party reserves the right to do so and will notify the other as soon as possible of any such modification which shall forthwith be binding on the Parties and neither will have any further obligation or liability to the other in respect of such modification. "However, if these modifications are materially detrimental to the other Party then that other Party can terminate this Agreement without liability by providing one month's notice in writing to the first party."

17.    FORCE MAJEURE

       For the purposes of the Agreement, "Force Majeure" means an event or circumstance which is beyond the reasonable control of a Party, and which makes a Party's performance of its obligations under this Agreement impossible, and includes, but is not limited to, Acts of God, war, riots, civil disorder, earthquake, fire, explosion, storm, flood or other adverse weather conditions, strikes, lockouts or other industrial action.,

       17.1   Force Majeure shall not include:

              17.1.1 an  event,  which is caused by the  negligence  or  willful action of a Party or its subcontractor;

              17.1.2 an event which a diligent Party could  reasonably have been expected to:

                     (i)    have taken into account as at the Effective Date, or

                     (ii) have avoided or overcome in the course of carrying out its obligations under this Agreement. 17.2 Force Majeure shall not include insufficiency of funds or circumstances arising from a failure to make any payment required by this Agreement.

       17.3 The failure of a Party to fulfill any of its obligations under this Agreement shall not be considered to be a breach of, or a default under, this Agreement insofar as the inability arises from an event of Force Majeure,

PAKISTAN

              provided that the Party affected by that event has taken reasonable precautions, due care and attempted to put in place reasonable alternative arrangement all with the objective of carrying out the terms of this Agreement without delay.

       17.4   Measures to be Taken

              A Party affected by an event of Force Majeure shall take all reasonable measures to remove its inability to fulfill its obligations under this Agreement with a minimum of delay and shall notify the other Party in writing of the event concerned as soon as possible, and in any event not later than 7 (seven) Days following the occurrence of the event concerned, and shall similarly give notice of the restoration of normal conditions as soon as possible. The Parties shall take all reasonable measures to minimize the consequences of any event of the Force Majeure.

       17.5   Extension of Time

              Any period, within which a Party must, pursuant to this Agreement, complete any action or task, shall be extended Day-for-Day up to a period equal to the time during which that Party was unable to perform such action as a result of Force Majeure.

       17.6   Consultation

              Not later than 14 (fourteen) Days after a Party has become unable to perform a material portion of the Services as the result of an event of Force Majeure, the Parties shall consult with each other with a view to agreeing on appropriate measures to be taken in the circumstance.

18.    TERMINATION

       18.1 Either Party may terminate this Agreement immediately on written notice if the other:

              (a) commits a material breach of this Agreement, which is capable of remedy, and the Party in breach fails to remedy the breach within a reasonable time of a written notice to do so; or

              (b) commits a material breach of this Agreement which cannot be remedied; or

              (c) is repeatedly in breach of this Agreement "and has had prior notice in writing that a further breach of this agreement will result in termination of it"; or

              (d) is the subject of a bankruptcy order, or becomes insolvent, or makes any arrangement or composition with or assignment for the benefit of its creditors, or if it goes into either voluntary (other than for reconstruction or amalgamation) or compulsory liquidation, or a receiver or administrator is appointed over its assets or if the equivalent of any such events under the laws of any of the relevant jurisdictions occurs.

       18.2 PTCL may, by not less than 15 (fifteen) Days' written notice to the Contractor "(during which period the contractor shall be entitled and permitted to attempt to remedy the breach):, terminate this Agreement without prejudice to any rights which may have accrued under this Agreement to either Party prior to such termination, if:

              18.2.1  the VoIP Platform has an adverse impact on PTCL network;

              18.2.2 any subcontractor does or allows anything to be done which in PTCL's reasonable opinion is likely to jeopardize the operation of the PTCL network;

              18.2.3 the Contractor files with PTCL a statement in writing which has a material effect on the rights, obligations or interests of PTCL and which the Contractor knows or should reasonably have known to be false;

              18.2.4 the Contractor is unable as a result of Force Majeure or for any other reason to perform a material portion of the Services for a continuous period of not less than 60 (sixty) Days;

              18.2.5 the Contractor fails to start full scale commencement of the Service within 30 (thirty) Days of the Service Commencement Date;

PAKISTAN

                18.2.6 the Contractor introduces any equipment which has not been approved in advance by PTCL and, where required, by PTA;

                18.2.7  the  Contractor   introduces  or  provides  any  service
                        through the VoIP Platform or otherwise which has not been approved by PTCL;

                18.2.8 the Contractor commits an act which is in violation or which places PTCL in violation of its License or of the Act;

                18.2.9 PTCL may terminate this Agreement as provided in Clause 12.2;

                18.2.10 Notwithstanding  the foregoing,  after the first year of the commencement of service, this Agreement may be terminated at any time by either Party by giving 90 (ninety) Days written notice to the other Party.

                18.2.11 Without  prejudice to PTCL's general rights to terminate the Agreement, the following INTER ALIA shall constitute a material irremediable breach by the Contractor entitling PTCL to terminate the Agreement forthwith without any further liability:-

                        a. if Contractor terminates more than 5 (five) million minutes per month through a VoIP
                                Platform for consecutive 3 (three) months, provided however that, PTCL shall not exercise its right to terminate this Agreement under this Clause, if the additional minutes terminated are less than 10% (ten per cent) of the aforesaid volume for such period;

                        b. if Contractor terminates traffic from origins other than Europe and USA through VoIP Platform;

                        c.      if  more   than  25%   (twenty   five   percent)
                                A-telephone numbers in CDRs are not provided;

                        d. if Contractor terminates traffic through any other mechanism (except bilateral gateways) bypassing VoIP Platform installed under this Agreement. In addition to the termination, the Contractor shall also be liable to compensate for the loss caused due to bypassing of PTCL International/VoIP Gateways.

PAKISTAN

                        e. if the service is suspended for three times in a calendar year (due to non re-couping and non toping-up of the rolling advance),.

                        f. any disclosure contrary to the information, documents and other material provided by the contractor.

                        g. any disclosure contrary to the affirmations given in Clause 24.

19.     OBLIGATION AT TERMINATION

        19.1 On termination of this Agreement in accordance with its terms, or upon expiration of this Agreement as the case may be all rights and obligations of the Parties shall cease, except:

                a. rights and obligations that have accrued as of the date of termination or expiration; b. the obligation of confidentiality set forth in this Agreement; c. any right which a Party may have under the Applicable Law;
                        d. the indemnification obligations set forth in this Agreement.

        19.2    Upon termination of this Agreement:

                (a)     the   Contractor   shall   forthwith  pay  to  PTCL  any
                        outstanding amounts, which it is liable to pay under this Agreement,

                (b) PTCL shall without delay return to Contractor all amounts held by it after the adjustment of payments due to PTCL , if any .

        19.3 Upon termination of this Agreement by notice of either Party to the other pursuant to this Agreement, the Contractor shall, immediately on receipt of notice to that effect, take all necessary steps to bring the Services to a close within 30 (thirty) Days of the receipt of the notice in an orderly manner.

20.     CONTRACTOR TO COMPLY WITH APPLICABLE LAW

        20.1 The Contractor shall pay all the taxes, levies, duties and impositions on the import of equipment which are levied on the Contractor within the time period stipulated by the levying authority. The Contractor is solely responsible for all such taxes and duties even if they are imposed or become effective after the Effective Date.

PAKISTAN

        20.2 The Contractor shall be solely responsible for obtaining any authorization, registration, permit or licenses ("Authorization") as required under the Applicable Law at its own cost for any import/export required to be undertaken for the performance of its obligations under this Agreement. PTCL will provide reasonable assistance to the Contractor in this regard and any delay in clearance of any equipment to be used in the VoIP Platform shall be considered as Force Majeure pursuant to the relevant Clause of this Agreement.

        20.3 The Parties will at all times comply with the Applicable Law. The Parties will use their best efforts to ensure that their respective subcontractors and personnel comply with the Applicable Law.

21.     FAIRNESS AND GOOD FAITH

        21.1 The Parties undertake to act in good faith with respect to each other's rights and obligations under this Agreement and to adopt all reasonable measures to ensure the realization of the objectives of this Agreement.

        21.2 The Parties recognize that it is impractical in this Agreement to provide for every contingency, which may arise during the life of the Agreement, and the Parties agree that it is their intention that this Agreement shall operate fairly as between them, and without detriment to the interest of either of them. If during the term of this Agreement, either Party has evidence to believe that the other is performing its obligations under this Agreement unfairly, then the Parties undertake to use their best efforts to agree on such action as may be necessary to remove the cause or causes of such unfairness.

        21.3 PTCL shall not take any action, discriminatory or arbitrary, which `materially or adversely affects or is likely to affect the enjoyment of the rights and interests of the Contractor under or pursuant to this Agreement.

        21.4 The parties agree that, save in respect of death, personal injury and any other liabilities that can not be excluded by law, their aggregate liabilities to each other under or related to this agreement shall not exceed the value of the Rolling Advance at the date upon which the event giving rise to the liability arose.

22.     SETTLEMENT OF DISPUTES & ARBITRATION

        22.1 The provisions contained in this Clause shall survive the termination and/or expiration of this Agreement.

        22.2 The Parties shall use their best efforts to settle amicably all disputes arising out of or in connection with this Agreement or its interpretation. Any dispute between the Parties as to matters arising under this Agreement which cannot be settled amicably within 10 (ten) days after receipt by one Party of the other Party's request for amicable settlement may be submitted by either Party to arbitration in accordance with the provisions set out below.

        22.3 In the event of disputes between the Parties arising out of the terms of this Agreement, the same shall be settled by arbitration by 2 (two) arbitrators, 1 (one) each to be appointed by the Parties. The Parties shall appoint such arbitrators within 10 (ten) working days of receipt of the first notice in this behalf by a Party. In case of a disagreement among the arbitrators or if they are unable to resolve the matter within 30 (thirty) days thereafter, the matter will be referred to an umpire nominated by both parties or their arbitrators who shall preferably be a retired judge of the High Court of a Province or the Supreme Court of Pakistan or an internationally reputed Telecom Lawyer. The award given by the arbitrator(s) as aforesaid shall be binding on the Parties.

        22.4 Arbitration proceedings shall be held in Islamabad, Pakistan. The procedure shall be that provided in the Arbitration Act 1940 and all subsequent amendments thereto.

        22.5 In any arbitration proceedings under this Agreement the decision of the arbitrator shall be final and binding and shall be enforceable in any court of competent jurisdiction, and each of the Parties waives any objections to or claims to immunity in respect of the enforcement of the claim.

23.     CONFIDENTIALITY

        23.1 The Contractor shall not, either during the term, or after the expiration of this Agreement, disclose any proprietary or confidential information relating to the Services, this Agreement, or PTCL's business or operations without the prior written consent of PTCL, unless such disclosure is

PAKISTAN

                required by law or regulation or such information has entered the public domain other than by a breach of this Agreement. The Contractor agrees that it will use its best efforts to ensure-that its subcontractors and personnel are bound by and comply with the requirement of confidentiality set out in this Clause.

        23.3 PTCL shall not, either during the term, or after the expiration of this Agreement, disclose any proprietary or confidential information relating to the Services, this Agreement, or the Contractor's business or operations without the prior written consent of the Contractor, unless such disclosure is required by law or regulation or such information has entered the public domain other than by a breach of this Agreement. PTCL agrees that it will use its best efforts to ensure that its subcontractors and personnel are bound by and comply with the requirement of confidentiality set out in this Clause.

        23.3 Notwithstanding the provisions of the above paragraphs of this Clause, the Parties may require each other to sign a Confidentiality Agreement on a case-by-case basis before specific information can be made available.

24.     INDEMNITIES

        The Contractor shall keep PTCL, both during and after the term of this Agreement, fully and effectively indemnified against all losses, claims, damages, liabilities, costs and expenses incurred by or imposed upon PTCL as a consequence of:

        (a)     any conclusive  claim made by a subcontractor of the Contractor;
                (b) any conclusive claim made by a Customer in respect of the Services.

25.     AFFIRMATION

        The Contractor declares and affirms that;

        a) The Contractor and its shareholders, directors, officers, employees, and agents have not paid or received, nor undertaken to pay or receive, any bribe, pay-off, kick-back or unlawful commission and that the Contractor and its shareholders, directors, officers, employees, and agents have not in any other way or manner paid any sums, whether in Rupees or a foreign currency and whether in Pakistan or abroad, given or offered to give any such gifts and presents in Pakistan or abroad, to any official or employee of the PTCL or any other person to procure this Agreement. The Contractor undertakes not to engage in any of these or similar nets during the term of this Agreement.

        b) Neither the Contractor nor any of its director or executive is Israeli or Indian national. Notwithstanding any thing contained elsewhere in this Agreement PTCL will have the right to terminate the Agreement in the event PTCL has reasons to believe that the Contractor or any of its director or executive is Israeli or Indian national.

26.     APPLICABLE LAWS

        This Agreement shall be governed by the laws of Pakistan.

27.     RULES OF CONSTRUCTION

        27.1 The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement, which import the singular connotation, shall be interpreted as plural, and words, which import the plural connotation, shall be interpreted as singular, as the identity of the Parties or objects referred to may require.

        27.2 Unless expressly defined herein, words having well known technical or trade meanings shall be so construed. All listing of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

        27.3 Except as set forth to the contrary herein, any right or remedy of PTCL or the Contractor shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

        27.4 This Agreement has been fully negotiated between and jointly drafted by the Parties.

        27.5 All actions, activities, consents, approvals and other undertakings of the Parties in this Agreement shall be performed in a reasonable and timely manner, it being expressly acknowledged and understood that time is of the essence in the performance of obligations required to be performed by a date expressly specified herein. Except as specifically set forth herein, for the purpose of this Clause the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a Contractor's performance is reasonable and timely.

PAKISTAN

28.     NOTICES

        28.1 Any notice, request or consent required or permitted to be given or made pursuant to this Agreement shall be in writing and shall be deemed to have been given or made when delivered in person to any authorized representative of the Party to whom the communication is addressed, or when sent by registered mail, telex, telegram or facsimile to such Party at the following address:

                For the Contractor:            For PTCL:
                Exec. Vice President-Int'l     GM (Tele-housing & VoIP)
                Fusion Telecommunications      Pakistan Telecommunication
                International, Inc.            Company Limited
                420 Lexington Avenue           Headquarters G-8/4,
                Suite 518, New York,           Islamabad
                NY, 10170 USA
                Telephone: +1-212-972-2000     Telephone:  92-51-2272021
                Fax:       +1-212-972-7884     Fax:        92-51-2201015/2260710

        28.2    A Notice will be deemed to be effective as follows:

                In case of personal delivery or registered mail, on delivery; and in the case of facsimiles, 24 (twenty -four) hours following confirmed transmission, disregarding weekends and national holidays. Facsimile notices shall not require confirmation by hard copies.

        23.3 Party may change its address or fax number for notice under this Agreement by giving the other Party notice pursuant to this Clause.

29.     ADDITIONAL TERMS

        29.1 The Contractor undertakes and warrants that the VoIP Platform and the equipment installed for PTCL will not in any manner damage property of PTCL or in any way interfere with or affect PTCL's existing system or services. The Contractor hereby undertakes to indemnify PTCL for any loss, damage, cost or expense incurred by PTCL(unless caused by erroneously supplied information or the act of omission of PTCL) as a consequence of a breach by the Contractor of this undertaking and warranty. For the avoidance of doubt, it is understood that commencement of operations under this Agreement on the Service Commencement Date shall be deemed fulfillment of this Clause, and the

PAKISTAN

                Contractor shall, following the Service Commencement Date, have no liability under this Clause.

        29.2 The Contractor does not have an exclusive right under this Agreement to terminate traffic through VoIP technology, and PTCL will not be prevented by virtue of this Agreement from engaging any other contractors to provide VoIP services, in Pakistan.

        29.3 VoIP Platform will be installed in PTCL premises to be interconnected to PSTN network at appropriate levels. This Agreement is strictly for traffic brought into PTCL network from USA & Europe through the packet switched data communication protocol of TCP/IP.

        29.4 PTCL has securitized a substantial portion of its future receivables from its international settlement payments through the Securitization Agreement. The Contractor will use reasonable efforts to ensure at its own cost and expense that its entering into and its performance of its obligations under this Agreement will not impact PTCL's obligations under the Securitization Agreement.

        29.5 The Contractor will provide free of cost training to 1 (one) PTCL official in USA and 3 (three) PTCL officials in Pakistan so that they gain expertise and experience in the operation of VoIP Platform. For the purpose of this Clause and all matters connected therewith, the Contractor or its nominees shall be allowed free access to the premises where the VoIP Platform is installed. PTCL also undertakes to provide the Contractor or its nominees due access to the VoIP Platform so that it may, from time to time, to monitor proper functioning or operations of the same including its interconnectivity with VoIP Platforms installed by Contractor in USA and Europe.

        29.6 The quality of service of calls routed through VoIP Platform shall not be less than GSM quality (MOS 3.5 or above).

        29.7 The Contractor shall at its own cost and discretion take appropriate legal action in USA & Europe to stop Illegal Traffic coming into Pakistan there from.

        29.8 The Contractor agrees to cooperate with PTCL in exchange of relevant information for monitoring of the volume and source of any Illegal Traffic and

PAKISTAN

                originating points to safeguard interests of both the Parties. The Parties agree as to the manner and the mechanism to be adopted (on best effort basis).

        29.9 The Contractor will not enter into any agreement with an Incumbent Carrier for diversion of normal bilateral traffic on to VoIP routes. The Contractor will not procure or re-file legal bilateral traffic of PTCL meaning only gray area traffic will be addressed. A list of the Incumbent Carriers is attached herewith as Schedule-V. Any change thereof shall be duly communicated to the Contractor.

        29.10 It is mutually agreed and understood that this agreement is being executed on a non-exclusive basis. Nothing contained herein shall curtail, limit or restrict the right of PTCL to enter into similar agreements with other parties. Provided always that none of the other parties shall be offered commercial terms more beneficial than those contained herein.

        29.11 All obligations outside Pakistan whether in respect of the Services or in respect of incoming traffic into the VoIP Platform shall be the sole responsibility of the Contractor. PTCL shall in any way neither be responsible nor shall be considered as providing any Service outside Pakistan as a consequence of this Agreement. The Contractor hereby indemnifies PTCL in respect of any conclusive action against PTCL directly pertaining to this Agreement or the performance of its terms herein where the action relates to a matter which was the result of any direct or indirect act or omission of the contractor.

        29.12 The Contractor hereby acknowledges and declares that it is an independent Contractor for the performance of Services mentioned herein and no relationship of Agency, Licensee or sub Licensee between PTCL and the Contractor is created by virtue of this Agreement.

        29.13 The Contractor undertakes to make, during the term of this Agreement, complete written disclosure of its existing and future business and agreements executed relating to VoIP services, which directly or indirectly lead to termination of traffic into Pakistan.

        29.14 The PTCL shall have the right to inspect the VoIP Platforms installed, owned and operated by the Contractor in USA and Europe, which relate to termination of traffic into Pakistan.

        29.15 The Parties recognize that time is of the essence of this Agreement.

IN WITNESS WHEREOF the Parties have caused this Agreement to be signed as of the Day and year first above written.

FOR AND ON BEHALF                         FOR AND ON BEHALF OF
OF THE PAKISTAN                           THE CONTRACTOR
TELECOMMUNICATION
                                COMPANY LIMITED

      /s/                                       /s/
------------------------------            ---------------------------------
Noor ud Din Baqai(Member-Technical)       Eric D. Ram, EVP- Int'l
Witnesses:                                Witnesses:


(1)   /s/                                       /s/
   ---------------------------            ---------------------------------
    Ashiq Hussain Javed                       Farrakh Qayyum
    Chief Engineer                            Minister (Trade)
                                              Embassy of Pakistan
                                              Washington, DC

(2)   /s/                                       /s/
   ---------------------------            ---------------------------------
    Iftikhar Ahmad Bashir                     Commercial Assistant
    Legal Advisor                             Washington, DC

PAKISTAN

                                                                     Schedule -I

                         IP TELEPHONY SOLUTIONS ANALYSIS


TEMPLATE
--------------------------------------------------------------------------------
                                    Hardware
--------------------------------------------------------------------------------
Port Capacity - Analog                       0
--------------------------------------------------------------------------------
Port Capacity-T1/E1                          10 E-1's
--------------------------------------------------------------------------------
A-law / u - law Compatibility                Both
--------------------------------------------------------------------------------
Call Capacity                                300 DSO
--------------------------------------------------------------------------------
PC-Based                                     No
--------------------------------------------------------------------------------
Chassis based with embedded processing       Yes
--------------------------------------------------------------------------------
Architecture Nomenclature - Nuera GX-21 ORCA
--------------------------------------------------------------------------------
Signaling
--------------------------------------------------------------------------------
ANSI/Euro (ITU) ISDN/SS7/C7 and ISUP         Yes
--------------------------------------------------------------------------------
MFC R1/R2                                    Yes
--------------------------------------------------------------------------------
DTMF support                                 Yes
--------------------------------------------------------------------------------
H.323 Fast Connect                           No
--------------------------------------------------------------------------------
Type of Service
--------------------------------------------------------------------------------
Registered Service-Pre-Paid                  No
--------------------------------------------------------------------------------
Registered Service-Post-Paid                 No
--------------------------------------------------------------------------------
Real-Time Fax-T.30                           Yes
--------------------------------------------------------------------------------
T.38 Fax                                     No
--------------------------------------------------------------------------------
Data Calls                                   Yes
--------------------------------------------------------------------------------
Dynamic Universal Port (Voice/Fax/Data)      Yes
--------------------------------------------------------------------------------
Multiple Calling Cards                       No
--------------------------------------------------------------------------------
ANI Authentication                           Yes
--------------------------------------------------------------------------------
Single Stage Dialing                         Yes
--------------------------------------------------------------------------------
Pre-Paid Calling Card                        No
--------------------------------------------------------------------------------
Messaging Services Support                   No
--------------------------------------------------------------------------------
IVR
--------------------------------------------------------------------------------
Language Selection                           N/A
--------------------------------------------------------------------------------

PAKISTAN

--------------------------------------------------------------------------------
Trouble Announcement                         N/A
--------------------------------------------------------------------------------
IVR Editor                                   N/A
--------------------------------------------------------------------------------
IVR Location                                 N/A
--------------------------------------------------------------------------------
Creation/Billing Per port                    Yes
--------------------------------------------------------------------------------
Redundant Routes                             Yes
--------------------------------------------------------------------------------
Call Routing-Country / Area Code             Yes
--------------------------------------------------------------------------------
Proscribed Number                            ?
--------------------------------------------------------------------------------
Call Block-Destination Number                Yes
--------------------------------------------------------------------------------
Maximum GW / GK Ratio                        N/A
--------------------------------------------------------------------------------
Existing Numbering Plans                     No
--------------------------------------------------------------------------------
Service Classes & User Groupings             ?
--------------------------------------------------------------------------------
Location of Routing Logic                    Excel Switch
--------------------------------------------------------------------------------
Call Progress Signals
--------------------------------------------------------------------------------
Ring back, Busy Tone                         Yes
--------------------------------------------------------------------------------
Timer for Inter Digit, First-digit, No       Yes
Answer
--------------------------------------------------------------------------------
Maximum latency

  o   End-to-end
                                             < 400 MS
  o   Element wise
                                             ?
--------------------------------------------------------------------------------
5.    Billing
--------------------------------------------------------------------------------
Authentication (User/Subscriber)             No
--------------------------------------------------------------------------------
Billing Data Creation per Gateway            Yes
--------------------------------------------------------------------------------
Central Billing Data Storage                 Yes
--------------------------------------------------------------------------------
Retransmit Billing Data During Link Failure  N/A
--------------------------------------------------------------------------------
Rating by Country / Area                     Yes
--------------------------------------------------------------------------------
Automatic Rate Change                        Yes
--------------------------------------------------------------------------------
Real-Time Billing                            No
--------------------------------------------------------------------------------
No Charge Function for Small Fraction Call   Yes
--------------------------------------------------------------------------------
Standard DB for Billing Storage              Yes
--------------------------------------------------------------------------------
Multiple Rates / Route                       Yes
--------------------------------------------------------------------------------
Drop-Off Rates                               ?
--------------------------------------------------------------------------------

PAKISTAN

--------------------------------------------------------------------------------
Billing Increments

                                             Programmable
--------------------------------------------------------------------------------
Billing based on Units or Money              Money
--------------------------------------------------------------------------------
Holiday Rates                                Yes
--------------------------------------------------------------------------------
Grace Period                                 ?
--------------------------------------------------------------------------------
Billing Answer After Egress                  ?
--------------------------------------------------------------------------------
Network Management
--------------------------------------------------------------------------------
SNMP MIB                                     Yes
--------------------------------------------------------------------------------
Fault Monitoring                             Yes
--------------------------------------------------------------------------------
Performance Statistics                       Yes
--------------------------------------------------------------------------------
Command Line Interface                       Yes
--------------------------------------------------------------------------------
Web-based Management                         Yes
--------------------------------------------------------------------------------
SS7
--------------------------------------------------------------------------------
Physical Interfaces                          Yes
--------------------------------------------------------------------------------
Redundant Link                               No
--------------------------------------------------------------------------------
# Point Codes Supported                      Yes
--------------------------------------------------------------------------------
Signaling Level                              Lvl 4 ISUP
--------------------------------------------------------------------------------
Standalone Processor                         Yes
--------------------------------------------------------------------------------
Embedded Processor                           Yes
--------------------------------------------------------------------------------
Transport Protocol Suit
--------------------------------------------------------------------------------
H.323                                        Yes
--------------------------------------------------------------------------------
Support for Industry standard H.323 Clients  No
--------------------------------------------------------------------------------
TCP/IP                                       Yes
--------------------------------------------------------------------------------
UDP                                          Yes
--------------------------------------------------------------------------------
RTP/RTCP                                     Yes
--------------------------------------------------------------------------------
RSVP                                         No
--------------------------------------------------------------------------------
SIP                                          Yes
--------------------------------------------------------------------------------
MGCP                                         Yes
--------------------------------------------------------------------------------
  o   Interfacing / Inter-working With IP-Backbone
--------------------------------------------------------------------------------
ATM                                          N/A
--------------------------------------------------------------------------------

PAKISTAN

--------------------------------------------------------------------------------
Frame Relay                                  N/A
--------------------------------------------------------------------------------
IP                                           Yes
--------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------
Secure Administration                        No
--------------------------------------------------------------------------------
Secure Voice                                 Yes
--------------------------------------------------------------------------------
APIs                                         Yes
--------------------------------------------------------------------------------
Codecs Supported                             G.711, G.723, G.726, G.729, GSM,
                                             ECELP
--------------------------------------------------------------------------------
Compression Algorithm Scalability            8Kbps-64 Kbps
--------------------------------------------------------------------------------
Built-In Inter-connection Capability for     No
Traffic Sharing
--------------------------------------------------------------------------------

PAKISTAN

                                                                    Schedule -II
Platform Connectivity Topology Diagram


                               [GRAPHIC OMITTED]

PAKISTAN


                                                                    Schedule-III
                                                                    ------------

     ANNUAL INTERNATIONAL INCOMING MINUTES (IN MILLIONS) FROM USA AND EUROPE
     -----------------------------------------------------------------------

--------------------------------------------------------------------------------
         Actual Incoming Traffic (Million Minutes)            Forecast Traffic
--------------------------------------------------------------------------------
S/No. COUNTRY     96-97    97-98    98-99    99-00    00-01     01-02    02-03
--------------------------------------------------------------------------------
1. USA           170.528  178.346  199.907  273.997  359.243   405.945  458.718
--------------------------------------------------------------------------------
2. EUROPE         92.400  109.987  151.167  217.026  183.844   207.744  234.751
--------------------------------------------------------------------------------
   USA + Europe  262.928  288.333  351.073  491.023  543.088   613.689  693.468
   -----------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

PAKISTAN

                                                                     Schedule-IV

ACCOUNTING AND METHOD OF SETTLEMENT
-----------------------------------

a)      Fortnightly traffic account and methods of settlement

        i) Within 2 (two) days from the end of every fortnight to which the account relates, PTCL will prepare a fortnightly accounts settlement statement in a format designed by PTCL in its discretion showing the balances from the fortnightly accounts to which it relates and shall send the same to the Contractor. The contractor shall make payment within seven days of transmission of invoice as provided in clause-11. In the event of dispute between the Parties and subject to the provisions of Clause 11, the Contractor shall still be obliged to make payment by the Due Date in accordance with PTCL's fortnightly accounts settlement statement in the Designated Account.

        ii) In case the Contractor fails to make the payment by the Due Date, then PTCL may, at its sole discretion having provided four days prior notice in writing (during which period, Contractor may remedy the breach and prevent termination of the Agreement), to the Contractor terminate the Agreement without prejudice to any other interest or claim that may have accrued in favour of PTCL or to which PTCL may in the future be entitled to under the Agreement.

b)      ROLLING ADVANCE CALCULATION FOR THIRTY (30) DAYS & APPLICABILITY

        The Contractor shall deposit in the Designated Account an amount of US$ 570,000 (Five hundred and seventy thousand US$) i.e. the termination price of 3 million minutes (minimum traffic for thirty days) per VoIP Platform @ US$ 0.19 (US cents nineteen) per minute within 15 days of the Effective Date. This is the minimum amount of rolling advance for the commencement of VoIP Service, rolling advance for subsequent months will be calculated for a minimum of 3 (three) million Terminated Minutes per month for one month (30 days) at the applicable rate.

Topping Up/Down Procedure
-------------------------

        In case, the per month per VoIP Platform site termination traffic rises above 3 (three) million minutes, the 30 (thirty) days Rolling Advance shall be increased by the Contractor pro-rata over and above the minimum amount specified above. If the traffic through any VoIP Platform is in excess of 3 (three) million minutes per month per site, within 7 (seven) days following the end of such month, the Rolling Advance shall be topped up and if decreases will be topped down according to the following procedure:

                i. PTCL shall determine the traffic for the preceding month on the basis of data available to PTCL. The recording and accounting shall be a permanent feature for each succeeding month during the currency of the Agreement.

                ii. PTCL shall give notice to the Contractor to deposit the additional amount determined by PTCL to top up the Rolling Advance and accordingly the PTCL shall make payment to the contractor to top down the rolling advance, as a result of traffic recorded in PTCL system according to the following example:

PAKISTAN

        EXAMPLE FOR CALCULATION OF ROLLING ADVANCE
        ------------------------------------------

        Final schedule to be prepared and will be attached at the time of contract signing, however an example to demonstrate the calculation for seven months is as under;

                         ROLLING ADVANCE (AMOUNT IN US$)
--------------------------------------------------------------------------------
     MONTH      TERMINATED  MINUTES    RATE      AMOUNT      RECEIPT    MONTHLY
                  MINUTE    FOR        PER     INCREASED/  /(ADJUSTED)  BALANCE
                            TOPPING    MINUTE   DECREASE     AMOUNT
                            UP/(DOWN)
--------------------------------------------------------------------------------
Initial advance   3 MM          --      0.19          --     570,000    570,000
--------------------------------------------------------------------------------
TOPPING-UP/ (DOWN)
--------------------------------------------------------------------------------
    Month-1        2MM          --        --          --          --    570,000
--------------------------------------------------------------------------------
    Month-2        3MM          --        --          --          --    570,000
--------------------------------------------------------------------------------
    Month-3        4MM         1MM       0.19    190,000          --    570,000
--------------------------------------------------------------------------------
    Month-4        5MM         1MM       0.19    190,000     190,000    760,000
--------------------------------------------------------------------------------
    Month-5        5MM          --        --          --     190,000    950,000
--------------------------------------------------------------------------------
    Month-6        4MM        (1MM)      0.19   (190,000)         --    950,000
--------------------------------------------------------------------------------
    Month-7        3mm        (1MM)      0.19   (190,000)   (190,000)   760,000
--------------------------------------------------------------------------------

                iii. Within 7 (seven) days after the issuance date of such notice from PTCL, the Contractor shall make payment of the incremental amount notified by PTCL into the Designated Account.

                iv. In case the Contractor fails to top up the Rolling Advance as set forth above, PTCL reserves the right to terminate the Agreement forthwith.

        c)      Traffic    Dilution    Compensation    amount    calculation   &
                Reconciliation Procedure

        Subject to and as limited by Section 12.2.2 of this Agreement, for any month the Contractor will be liable to pay PTCL compensation if the international traffic from the USA and Europe routed through non-VoIP routes not utilizing the VoIP Platform, falls below the average that may have been expected in such month from such area, such averages (allowing for the expected 13% annual increase in volume) being set forth in Schedule-III hereto for the USA and Europe collectively. The compensation amount for each month shall be the number of minutes by which the traffic falls below the average multiplied by carrier settlement rate minus Contractor settlement rate. The compensation figure will be calculated monthly following the Service Commencement Date to determine if any compensation amount is payable to PTCL hereunder and if so what amount. The compensation amount shall be payable by the Contractor to PTCL along with its fortnightly bill given in Clause 11. PTCL's calculation of the same shall be binding on the Contractor. The Rolling Advance will be adjusted against compensation amounts due from the Contractor and following such adjustment the Contractor will be liable forthwith to top up the Rolling Advance.

PAKISTAN

In case the Contractor fails to pay the compensation amount claimed or fails to top up the Rolling Advance as set forth above. The method for calculation of compensation for dilution of bilateral traffic is provided hereunder:

        i) In order to setup mechanism to safeguard against dilution of PTCL legal incoming traffic, such traffic growth statistics/statement and graphs for last five years with established compound annual growth (CAGR) are annexed as Schedule-III. The benchmark line so established would be the basis of control mechanism against dilution of legal traffic for the purpose of application of relevant clauses. The statistics and graph also include traffic variation patterns such as seasonal trends. Any variation of (-) 5% VoIP measured traffic from USA and Europe over the benchmark line (and established seasonal pattern) would be the basis of application of relevant clause for determining the dilution of legal traffic.

        ii) To safeguard PTCL's aforesaid legal benchmark-line including growth, PTCL will provide monthly data in specified pattern to the Contractor for information about any variation. If the variations are within (-) 5% limit of VoIP traffic no compensation shall be payable by the Contractor.

        iii) In case of variation over (-) 5% limit of the minimum guaranteed (three million) VoIP traffic INTER ALIA the following corrective and remedial measures would become necessary:

                A. The Parties will analyze the reasons for variation and mutually agree on corrective measures within time limit of one week. If reasons of variation are due to seasonal or temporary in nature then no compensation shall be payable by the Contractor.

                B. If the reasons for variation are found to be beyond the control of both the Parties, the Parties shall equally share the loss of traffic. For avoidance of doubt, Contractor's liability in this regard will be restricted to US Cents 4 per minute (that is: bilateral rate minus VoIP rate, which is US Cents 23 .00 minus US Cents 19.00 , equal to US Cents 4 ) until revision of US carrier settlement rate (bilateral carrier rate) of the diluted traffic.

                C.      In case of continuous  variation  over a period of three
                        monthly  the  Parties  may   exercise   their  right  of
                        termination.

d)      Charges & Conditions to terminate Incoming Traffic in VoIP Platform

        i) Only traffic from USA/Europe shall be terminated through the VoIP Platform. Contractor hereby agrees to terminate 3 to 5 million minutes per month of VoIP Platform focusing on capturing of Illegal Traffic.

        ii) Termination rate of US$ 0.19 (US cents nineteen) per minute will be applicable until revision of US carrier settlement rate (bilateral carrier rate) . Subsequent termination rate would be kept up to 15% below the US Carrier Settlement Rate (bilateral carrier rate) and the same shall be automatically revised inline with US Carrier Settlement Rate.

        iii)    The  VoIP   service   shall  be  operated   only  for   incoming
                international calls from the USA and Europe routed as per network topology agreed between the Parties.

The Contractor will ensure that only identified calling party is given access to VoIP Gateway. The CDR provided to PTCL as per Clause 11(ii) must also contain identity of calling party. Up to (twenty-five) 25% un-identified calling numbers will be accepted and no further investigation carried out.

PAKISTAN

                                                                      Schedule-V

               List of Incumbent Carriers in USA and Europe

               USA

               ------------------------------------------------------
               S No.    Country         Carrier
               ------------------------------------------------------
               1        USA             Concert
               ------------------------------------------------------
               2        USA             MCI World Com
               ------------------------------------------------------
               3        USA             Sprint USA
               ------------------------------------------------------

               Europe

               ------------------------------------------------------
               S No.    Country         Carrier
               ------------------------------------------------------
               1        Austria         Austria- (PTA)
               ------------------------------------------------------
               2        Belgium         Belgacom
               ------------------------------------------------------
               3        Cyprus          CTA
               ------------------------------------------------------
               4        Germany         Deutsche Telecom
               ------------------------------------------------------
               5        France          France Telecom
               ------------------------------------------------------
               6        Greece          OTE
               ------------------------------------------------------
               7        Italy           Telecom Italia
               ------------------------------------------------------
               8        Norway          Tele nor
               ------------------------------------------------------
               9        Spain           Telephonica
               ------------------------------------------------------
               10       Netherlands     KPN
               ------------------------------------------------------
               11       Switzerland     Swiss Com
               ------------------------------------------------------
               12       United Kingdom  Concert
               ------------------------------------------------------
               13       United Kingdom  C & WC
               ------------------------------------------------------

PAKISTAN

                                   SCHEDULE VI
                      Programme of commitments (Milestones)
                                    OPTION II


  IMPLEMENTATION SCHEDULE FOR VOIP PROJECT THROUGH PAKISTAN INTERNET EXCHANGE
  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
   S.NO   Description of Task               Action to be      Responsibility
                                            completed by
--------------------------------------------------------------------------------
    1     Signing of the Agreement          1st Day           PTCL & Contractor
--------------------------------------------------------------------------------
    2     Submission of list,               7th Day           Contractor
          specification & site plan of
          the equipment
--------------------------------------------------------------------------------
    3     Equipment Approval                14th Day          PTCL
--------------------------------------------------------------------------------
    4     Availability of                   14th Day          PTCL
          Air-Conditioned space and
          commerical power supply in
          accordance with the site plane
--------------------------------------------------------------------------------
    5     Confirmed Deposit of Rolling      15th Day from     Contractor
          Advance                           the Effective
                                            Date
--------------------------------------------------------------------------------
    6     Provision of 8 E1s for            24th Day          PTCL
          connectivity between DTE and
          VoIP platform, 2.5 MB clear
          channel via PIE and Data fill
          in the DTE should be ready
          including software and
          hardware configerd 100%
          guranted to interconnect with
          Contractor VoIP platform
--------------------------------------------------------------------------------
    7     Equipment on site                 28th Day          Contractor
--------------------------------------------------------------------------------
    8     Equipment installation            30th Day          Contractor
          completed
--------------------------------------------------------------------------------
    9     Testing & commissioning           32nd Day          PTCL &
          completed                                           Contractor
--------------------------------------------------------------------------------
    10    Service commencement              35th Day          Contractor
--------------------------------------------------------------------------------
    11    Local Training                    60th Day          PTCL & Contractor
--------------------------------------------------------------------------------
    12    Foreign Training                  70th Day          Contractor
--------------------------------------------------------------------------------

PAKISTAN

         IMPLEMENTATION SCHEDULE FOR VOIP PROJECT THROUGH IPLC EXCHANGE
         --------------------------------------------------------------

--------------------------------------------------------------------------------
   S.NO   Description of Task               Action to be      Responsibility
                                            completed by
--------------------------------------------------------------------------------
    1     Signing of the Agreement          1st Day           PTCL & Contractor
--------------------------------------------------------------------------------
    2     Submission of list,               7th Day           Contractor
          specification & site plan of
          the equipment
--------------------------------------------------------------------------------
    3     Equipment Approval                14th Day          PTCL
--------------------------------------------------------------------------------
    4     Availability of                   14th Day          PTCL
          Air-Conditioned space and
          commerical power supply in
          accordance with the site plane
--------------------------------------------------------------------------------
    5     Confirmed Deposit of Rolling      15th Day from     Contractor
          Advance                           the Effective
                                            Date
--------------------------------------------------------------------------------
    6     Provision of 8 E1s for            24th Day          PTCL
          connectivity between DTE and
          VoIP platform, 2.5 MB clear
          channel via PIE and Data fill
          in the DTE should be ready
          including software and
          hardware configerd 100%
          guranted to interconnect with
          Contractor VoIP platform
--------------------------------------------------------------------------------
    7     Equipment on site                 28th Day          Contractor
--------------------------------------------------------------------------------
    8     Equipment installation            30th Day          Contractor
          completed
--------------------------------------------------------------------------------
    9     Testing & commissioning           32nd Day          PTCL & Contractor
          completed
--------------------------------------------------------------------------------
    10    Service commencement              35th Day          Contractor
--------------------------------------------------------------------------------
    11    Local Training                    60th Day          PTCL & Contractor
--------------------------------------------------------------------------------
    12    Foreign Training                  70th Day          Contractor
--------------------------------------------------------------------------------


TO BE CHANGED BY AMENDMENT